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                                                                   EXHIBIT 99.13

MLMI 2005-SL1 B2  (BAA1/A/A)
NO PREPAY STRESS

                                                     MIN 0
                         FWD LIBOR/SWAP SHIFT       -200 bp             bp               200 bp
TRIGGERS FAIL                          PREPAY   1.00x Base Case   1.00x Base Case   1.00x Base Case
                          Loss Severity: 100%
                    Recovery Delay: 12 months
                       % CUM LOSS YIELD BREAK        26.68%            23.43%            19.39%
                            CDR - YIELD BREAK       12.588            10.689             8.501
              % CUM LOSS 1ST $ PRINCIPAL LOSS        25.84%            22.18%            17.75%
                   CDR - 1ST $ PRINCIPAL LOSS       12.087             9.991             7.658

                          Loss Severity: 100%
        Recovery Delay: 12 months. NO ADVANCE
                       % CUM LOSS YIELD BREAK        24.77%            21.35%            17.61%
                            CDR - YIELD BREAK       11.294             9.405             7.482
              % CUM LOSS 1ST $ PRINCIPAL LOSS        23.98%            20.18%            16.09%
                   CDR - 1ST $ PRINCIPAL LOSS       10.847             8.788             6.742

PEPAY STRESS

TRIGGERS FAIL

                                                     MIN 0
                         FWD LIBOR/SWAP SHIFT       -200 bp             bp              200 bp
                                       PREPAY   2.00x Base Case   1.00x Base Case   0.50x Base Case
                          Loss Severity: 100%
                    Recovery Delay: 12 months
                       % CUM LOSS YIELD BREAK        18.61%            16.83%            15.01%
                            CDR - YIELD BREAK        18.78             16.79             14.81
              % CUM LOSS 1ST $ PRINCIPAL LOSS        18.26%            16.27%            14.24%
                   CDR - 1ST $ PRINCIPAL LOSS        18.38            16.175            13.979

                          Loss Severity: 100%
        Recovery Delay: 12 months. NO ADVANCE
                       % CUM LOSS YIELD BREAK        16.84%            15.22%            13.57%
                            CDR - YIELD BREAK        16.62             14.87             13.12
              % CUM LOSS 1ST $ PRINCIPAL LOSS        16.51%            14.71%            12.86%
                   CDR - 1ST $ PRINCIPAL LOSS        16.263           14.324             12.383